Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment

7. Property, Plant and Equipment

A summary of the historical cost of the Partnership’s property, plant and equipment is as follows:

	Estimated Useful Lives (Years)	December 31, 2012	December 31, 2011
	($ in thousands)
Gathering systems	20	$5,130,255	$2,954,868
Other fixed assets	2 through 39	96,916	53,611

Total property, plant and equipment		5,227,171	3,008,479
Accumulated depreciation		(590,614)	(480,555)

Total net, property, plant and equipment		$4,636,557	$2,527,924

Included in gathering systems is $455.4 million and $122.6 million at December 31, 2012 and 2011, respectively, that is not subject to depreciation as the systems were under construction and had not been put into service.

Depreciation expense was $153.8 million, $124.7 million and $88.6 million for the years ended December 31, 2012, 2011 and 2010, respectively, for the Partnership.